UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2006

Radnor Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-19495	23-2674715
(Commission File Number)	(IRS Employer Identification No.)

Radnor Financial Center, Suite A300 150 Radnor Chester Road, Radnor, Pennsylvania	19087-5292
(Address of Principal Executive Offices)	(Zip Code)

(610) 341-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.05.	Costs Associated with Exit or Disposal Activities

Radnor Holdings Corporation (the “Company”) announced today the consolidation of its Jacksonville, Florida facility with certain of its other manufacturing operations in order to increase production efficiencies and reduce costs. The closure is expected to be completed on July 18, 2006.

Section 5 – Corporate Governance and Management.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Donald D. Walker, the Senior Vice President of Operations of the Company, has announced his retirement effective June 1, 2006. Mr. Walker will continue in a limited capacity as a consultant to the Company through December 31, 2006. Scott Myers, the former Vice President of Product Development and Planning, has been appointed Vice President of Operations to replace Mr. Walker. Mr. Myers joined the Company in January 2006. Prior to joining the Company, Mr. Myers served in various executive capacities for Superior Tube Company, Inc., most recently as President. Before joining Superior Tube, Mr. Myers held various leadership positions in sales, marketing and operations at Carpenter Technology Corporation.

In addition, on May 15, 2006, the Company engaged Stan Springel to serve as interim Chief Operating Officer. Mr. Springel is 59 years of age and has significant experience assisting companies in developing and implementing business plans and improving operations. Most recently, Mr. Springel has served in interim executive capacities for McLeodUSA Inc., Cannondale Bicycle Corp. and SLI Holdings International. He has also served as Chief Executive Officer of several publicly held companies such as U.S. Aggregates, Inc., Omega Environmental, Inc. and Riedel Environmental Technologies. Pursuant to the terms of the engagement, the Company will pay $125,000 per month for Mr. Springel’s services. The engagement may be terminated by either party for any reason upon 15 days’ prior written notice.

Section 7 – Regulation FD.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing its cost reduction program is attached to this Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release issued by Radnor Holdings Corporation dated May 19, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: May 19, 2006	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
President and Chief Executive Officer

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